Securities, 424I - Securities, 424I: 1	Mar. 27, 2026 USD ($)
Securities, 424I Table
Security Class Title	Teucrium Agricultural Fund
Aggregate Sales Price	$ 0.00
Aggregate Redeemed or Repurchased, FY	3,291,156.00
Aggregate Redeemed or Repurchased, Prior FY	25,550,851.00
Redemption Credits	(28,842,007.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00